UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number    811-21274
                                                    --------------------

               Columbia Management Multi-Strategy Hedge Fund, LLC
      ---------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                              One Financial Center
                                Boston, MA 02111
      ---------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                              David Rozenson, Esq.
                                 Bank of America
                              One Financial Center
                                Boston, MA 02111
      ---------------------------------------------------------------------
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 617-772-3333
                                                           -------------

                        Date of fiscal year end: March 31
                                                ---------

                    Date of reporting period: March 31, 2005
                                             ---------------



Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


------------------------------------------------------------ Columbia Management
                                                  Multi-Strategy Hedge Fund, LLC




FINANCIAL STATEMENTS
FOR THE YEAR ENDED MARCH 31, 2005

WITH REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

               Columbia Management Multi-Strategy Hedge Fund, LLC

                              Financial Statements


                            Year ended March 31, 2005


                                    CONTENTS

Report of Independent Registered Public Accounting Firm.....................   1
Statement of Assets, Liabilities and Members' Capital.......................   2
Schedule of Investments.....................................................   3
Statement of Operations.....................................................   5
Statements of Changes in Members' Capital...................................   6
Statement of Cash Flows.....................................................   7
Financial Highlights........................................................   8
Notes to Financial Statements ..............................................  10
Fund Governance (unaudited).................................................  19
Portfolio Management Update (unaudited).....................................  21
Special Meeting of Members (unaudited)......................................  22

(LOGO)
[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                     PRICEWATERHOUSECOOPERS LLP
                                                     300 Madison Avenue
                                                     New York NY 10017
                                                     Telephone (646) 471-3000
                                                     Direct phone (646) 471-3000
                                                     Direct fax (813) 286-6000


             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and Members of Columbia Management Multi-Strategy Hedge Fund, LLC


In our opinion, the accompanying statement of assets, liabilities and members' capital, including the schedule of investments, and the related statements of operations, of changes in members' capital and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Columbia Management Multi-Strategy Hedge Fund, LLC (the "Fund") at March 31, 2005, and the results of its operations, the changes in its members' capital, its cash flows and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at March 31, 2005 with the custodian and portfolio funds, provide a reasonable basis for our opinion.

As explained in Note 2, the financial statements include investments held by the Fund valued at $175,951,080 (98.16% of the Fund's net assets), at March 31, 2005, the values of which have been fair valued by the Investment Manager based on estimates provided by each portfolio fund, under the general supervision of the Board of Directors, in the absence of readily ascertainable market values. These estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.


/s/ PricewaterhouseCoopers LLP

May 25, 2005

               Columbia Management Multi-Strategy Hedge Fund, LLC

              Statement of Assets, Liabilities and Members' Capital

                                 March 31, 2005


Assets

Investments in Portfolio Funds, at fair value (cost $154,372,577)   $175,951,080
Investments in Portfolio Funds paid in advance                         4,500,000
Cash                                                                     701,519
Restricted cash                                                          645,536
Redemptions receivable from investments in Portfolio Funds               537,485
Interest receivable                                                        8,748
                                                                    ------------

    TOTAL ASSETS                                                     182,344,368
                                                                    ------------

LIABILITIES AND MEMBERS' CAPITAL

Capital contributions received in advance                              1,750,000
Capital withdrawals payable                                              644,857
Management fees payable                                                  297,876
Professional fees payable                                                155,073
Administration fees payable                                               99,612
Organizational fees payable to Adviser                                    30,153
Subadviser out-of-pocket expenses payable                                 17,141
Director fee payable                                                       6,300
Other liabilities                                                         87,272
                                                                    ------------

    TOTAL LIABILITIES                                                  3,088,284
                                                                    ------------

          NET ASSETS                                                $179,256,084
                                                                    ============

MEMBERS' CAPITAL
    Net capital (1)                                                 $157,677,581
    Net unrealized gain on investments in Portfolio Funds             21,578,503
                                                                    ------------

       MEMBERS' CAPITAL                                             $179,256,084
                                                                    ============

(1) Net capital includes cumulative net investment gains/(losses) and net realized gains/(losses) on investments in Portfolio Funds.


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

               Columbia Management Multi-Strategy Hedge Fund, LLC

                             Schedule of Investments

                                 March 31, 2005

                                                                                         % OF MEMBERS'
PORTFOLIO FUNDS                                  COST               FAIR VALUE              CAPITAL
---------------                                  ----               ----------              -------
AlphaGen Capella Fund, Ltd.                 $  3,550,000           $  3,924,683               2.19%
Alson Signature Fund, L.P.                     4,550,000              5,448,772               3.04
Basswood Financial Partners, L.P.              4,600,000              5,234,692               2.92
Black Bear Fund I, L.P.                        1,500,000              2,231,748               1.25
Blue Coast Partners II, L.P.                   4,500,000              4,523,023               2.52
Cavalry Technology, L.P.                       4,900,000              4,750,328               2.65
Chilton QP European Partners, L.P.             1,900,000              2,101,840               1.17
Copper Arch Fund, L.P.                         3,350,000              3,936,605               2.20
Davidson Kempner Partners, L.P.                2,800,000              3,159,988               1.76
Elliott Associates, L.P.                       2,600,000              3,358,365               1.87
Elm Ridge Capital Partners, L.P.               1,750,000              2,131,282               1.19
Empire Capital Partners, L.P.                  4,300,000              4,703,142               2.62
Ferox Fund, L.P.                               3,000,000              2,602,153               1.45
Greenlight Capital Qualified, L.P.               700,000              1,176,347               0.66
Hayworth Partners, L.P.                        7,000,000              6,513,482               3.63
HBK Fund, L.P.                                 3,869,278              4,300,000               2.40
Icarus Partners, L.P.                            300,000                176,726               0.10
Indus Japan Fund, L.P.                         2,400,000              3,179,478               1.77
King Street Capital, L.P.                      5,200,000              6,325,814               3.53
Kingsford Capital Partners, L.P.               5,450,000              4,793,063               2.67
Narragansett I, L.P.                           5,600,000              5,963,182               3.33
Nisswa Fund, L.P.                              4,200,000              3,716,788               2.07
OZ Domestic Partners, L.P.                     5,700,000              7,267,378               4.05
Parkcentral Global, L.P.                       3,900,000              4,587,287               2.56
Perry Partners, L.P.                           5,400,000              7,301,289               4.07
Polar Fund, Ltd.                               1,200,000                785,535               0.44
Raptor Global Fund, L.P.                       1,600,000              2,152,838               1.20
Redwood Domestic Fund, L.P.                    1,200,000              2,302,841               1.28
Roadway Partners, L.P.                         2,235,239              2,596,689               1.45
Scout Capital Partners II, L.P.                5,518,060              6,595,415               3.68
Seneca Capital, L.P.                           4,800,000              6,048,628               3.37

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

               Columbia Management Multi-Strategy Hedge Fund, LLC

                                 March 31, 2005

                                                                                         % OF MEMBERS'
PORTFOLIO FUNDS                                  COST               FAIR VALUE              CAPITAL
---------------                                  ----               ----------              -------
Silver Point Capital Fund, L.P.             $  2,200,000           $  3,796,431               2.12%
Spring Point Contra Partners, L.P.             4,850,000              4,639,403               2.59
Standard Global Equity Partners SA, L.P.       4,600,000              4,875,857               2.72
Stark Investments, L.P.                        6,500,000              7,596,050               4.24
SuttonBrook Capital Partners, L.P.             3,800,000              4,045,943               2.26
Thales Fund, L.P.                              4,800,000              5,307,625               2.96
Thruway Partners, L.P.                         3,300,000              4,412,632               2.46
Tremblant Partners, L.P.                       4,250,000              5,084,281               2.84
Ursa Partners, L.P.                            1,600,000              1,251,982               0.70
Value Realization Fund, L.P.                   5,800,000              7,327,238               4.09
Victory Capital, L.P.                          3,100,000              3,724,237               2.09
                                           --------------         --------------           ---------
                                            $154,372,577           $175,951,080              98.16%
                                           ==============         ==============           =========

The investments in Portfolio Funds shown above, representing 98.16% of Members' Capital, have been fair valued in accordance with procedures established by the Board of Directors.

The Fund's investments on March 31, 2005 are summarized below based on the investment strategy of each specific Portfolio Fund.

                                                                    % OF TOTAL
INVESTMENT STRATEGY                         FAIR VALUE              INVESTMENTS
                                          --------------           -------------
Long and/or Short Equity                   $ 90,393,780               51.38%
Multi-Arbitrage                              35,123,896               19.96
Event Driven                                 19,868,270               11.29
Distressed                                   12,425,086                7.06
Relative Value                                6,513,482                3.70
Convertible Arbitrage                         6,318,941                3.59
Statistical Arbitrage                         5,307,625                3.02
                                          --------------           -------------
TOTAL                                      $175,951,080              100.00%
                                          ==============           =============

The aggregate cost of investments for tax purposes was approximately $162,633,589. Net unrealized appreciation on investments for tax purposes was $13,317,491, consisting of $15,136,286 of gross unrealized appreciation and $1,818,795 of estimated gross unrealized depreciation.


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

               Columbia Management Multi-Strategy Hedge Fund, LLC

                             Statement of Operations

                            Year ended March 31, 2005


INVESTMENT INCOME
    Interest income                                                           $    39,083
                                                                              -----------

EXPENSES
    Management fees                                                             1,650,487
    Organizational fees reimbursed to Adviser                                     220,497
    Administrator fees                                                            217,927
    Professional fees                                                             208,550
    Printing fees                                                                  35,000
    Directors fees                                                                 30,000
    Subadvisor-out-of-pocket expenses                                              25,346
    Custodian fees                                                                 16,901
    Registration fees                                                               9,500
    Other expenses                                                                 95,419
                                                                              -----------

       TOTAL EXPENSES                                                           2,509,627
                                                                              -----------

NET INVESTMENT LOSS                                                            (2,470,544)
                                                                              -----------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS IN PORTFOLIO FUNDS
    Net change in unrealized appreciation on investments in portfolio funds    10,074,961
    Net realized gain on investments in portfolio funds                           101,468
                                                                              -----------

       NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS IN PORTFOLIO FUNDS     10,176,429
                                                                              -----------

NET INCREASE IN MEMBERS' CAPITAL DERIVED FROM OPERATIONS                      $ 7,705,885
                                                                              ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

               Columbia Management Multi-Strategy Hedge Fund, LLC

                    Statements of Changes in Members' Capital

                                                             AFFILIATED
                                                               MEMBERS             MEMBERS             TOTAL
                                                            -----------------------------------------------------
MEMBERS' CAPITAL, MARCH 31, 2003                             $       --         $ 41,813,979        $ 41,813,979

   Capital contributions                                             --           76,079,792          76,079,792

   Capital withdrawals                                         (643,347)            (781,141)         (1,424,488)

   Net increase in Members' Capital derived
       from operations                                               --            9,551,478           9,551,478

   Reallocation of incentive allocation                         643,347             (643,347)                 --
                                                            -----------------------------------------------------
MEMBERS' CAPITAL, MARCH 31, 2004                                     --          126,020,761         126,020,761
                                                            -----------------------------------------------------

   Capital contributions                                             --           54,267,192          54,267,192

   Capital withdrawals                                         (624,322)         (8,113,432)         (8,737,754)

   Net increase in Members' Capital derived
       from operations                                               --            7,705,885           7,705,885

   Reallocation of incentive allocation                         624,322            (624,322)                  --
                                                            -----------------------------------------------------
MEMBERS' CAPITAL, MARCH 31, 2005                             $       --         $179,256,084        $179,256,084
                                                            =====================================================

Capital reallocable to the Special Members had the
   Members' measurement period for incentive
   allocation closed on:
                    March 31, 2003                           $   57,197
                                                            ============
                    March 31, 2004                           $  279,252
                                                            ============
                    March 31, 2005                           $   84,598
                                                            ============


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

               Columbia Management Multi-Strategy Hedge Fund, LLC

                             Statement of Cash Flows

                            Year ended March 31, 2005

CASH FLOWS FROM OPERATING ACTIVITIES
Net investment loss                                                             $ (2,470,544)
Adjustments to reconcile net investment loss to net cash used by operating activities
       Purchases of Portfolio Funds                                              (51,903,299)
       Proceeds from sales of Portfolio Funds                                     12,151,469
       Increase in redemptions receivable from investments in Portfolio Funds       (537,485)
       Decrease in investments in Portfolio Funds paid in advance                  6,900,000
       Increase in interest receivable                                                (8,457)
       Increase in management fee payable                                            195,004
       Increase in professional fees payable                                          54,155
       Increase in administrator fees payable                                         62,106
       Decrease in organizational fees payable to Adviser                            (23,777)
       Increase in Directors fees payable                                              3,750
       Increase in Subadviser out-of-pocket expenses payable                          11,832
       Increase in other liabilities                                                  66,767
                                                                                ------------

   NET CASH USED IN OPERATING ACTIVITIES                                         (35,498,479)
                                                                                ------------

CASH FLOWS FROM FINANCING ACTIVITIES
Capital contributions                                                             54,267,192
Decrease in contributions received in advance                                    (10,360,000)
Capital withdrawals                                                               (8,737,754)
Increase in capital withdrawals payable                                              567,554
Change in restricted cash                                                           (568,233)
                                                                                ------------

   NET CASH PROVIDED BY FINANCING ACTIVITIES                                      35,168,759
                                                                                ------------

NET DECREASE IN CASH                                                                (329,720)

Cash at beginning of year                                                          1,031,239

                                                                                ------------
CASH AT END OF YEAR                                                             $    701,519
                                                                                ============


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

               Columbia Management Multi-Strategy Hedge Fund, LLC

                              Financial Highlights


The below ratios are calculated by dividing total dollars of income or expenses as applicable by the average of total monthly members' capital. Total return amounts are calculated by geometrically linking returns based on the change in value during each accounting period. An individual member's return may vary from these returns based on the timing of capital contributions and withdrawals.

                                                                                                  JANUARY 2, 2003
                                                         YEAR ENDED MARCH 31                     (COMMENCEMENT OF
                                              ----------------------------------------         OPERATIONS) THROUGH
Ratios to average members' capital:                2005                       2004                MARCH 31, 2003
                                              -------------              -------------         -------------------
Net investment loss - prior to incentive
     allocation, net of waivers (b)                 (1.53%)                    (1.73%)                 (1.71%) (a)
Incentive allocation                                (0.27%) (d)                (1.07%) (e)             (0.15%) (f)(g)
                                              -------------              -------------             -----------
Net investment loss - net of incentive
     allocation, net of waivers (b)                 (1.80%)                    (2.80%)                 (1.86%) (a)
                                              =============              =============             ===========

Expenses (b)(c)                                      1.55%                      1.75%                   1.75%  (a)
Incentive allocation                                 0.27%  (d)                 1.07%  (e)              0.15%  (f)(g)
                                              -------------              -------------             -----------
Total expenses and incentive allocation              1.82%                      2.82%                   1.90%
                                              =============              =============             ===========

Total return - prior to incentive allocation         4.45%                     12.43%                   1.82%  (g)
Incentive allocation                                (0.23%) (d)                (1.16%) (e)             (0.15%) (f)(g)
                                              -------------              -------------             -----------
Total return - net of incentive allocation           4.22%                     11.27%                   1.67%  (g)
                                              =============              =============             ===========

Portfolio turnover rate                              7.56%                      2.71%                     --
                                              =============              =============             ===========

Members' capital, end of year ($000)            $ 179,256                  $ 126,021                 $41,814
                                              =============              =============             ===========


(a) Annualized, except for organizational and offering expenses if applicable.
(b) The Adviser waived $15,369 of management fees for the year ended March 31, 2003. The net investment loss prior to incentive allocation ratio would have been (1.87%) and the expense ratio would have been 1.91% on an annualized basis for that period had these fees not been waived by the Adviser. Pursuant to an expense deferral agreement, the Adviser requested reimbursement of deferred expenses (see Note 2f) during the years ended March 31, 2004 and 2005, and agreed to forego reimbursement of deferred expenses in each of those years also. Reimbursement to the Adviser of deferred expenses is included in the expense ratios for the periods in which such reimbursement was requested. Please see Note 2f for information about reimbursable expenses foregone by the Adviser.


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

               Columbia Management Multi-Strategy Hedge Fund, LLC

(c) Expenses of the underlying Portfolio Funds are not included in the expense ratios.

(d) Calculated based on the amount reallocable to the Special Members at December 31, 2004 for the period April 1, 2004 through December 31, 2004 in addition to the amount that would have been allocable to the Special Members for the period January 1, 2005 to March 31, 2005 had the measurement period for the incentive allocation closed on the date indicated.

(e) Calculated based on the amount reallocable to the Special Members at December 31, 2003 for the period April 1, 2003 through December 31, 2003, in addition to the amount that would have been allocable to the Special Members for the period January 1, 2004 through March 31, 2004 had the measurement period for incentive allocation closed on the date indicated.

(f) Calculated based on the amount reallocable to the Special Members had the measurement period for incentive allocation closed on March 31, 2003. See
    Note 3.

(g) Not annualized.



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

               Columbia Management Multi-Strategy Hedge Fund, LLC

                          Notes to Financial Statements

                                 March 31, 2005


1.   ORGANIZATION

Columbia Management Multi-Strategy Hedge Fund, LLC ("the Fund") is a Delaware limited liability company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified, management investment company and which has many of the features of a private investment fund. The Fund's interests ("Interests") are offered only in private placements to persons (i) who are both "accredited investors" under the Securities Act of 1933 and "qualified clients" under the Investment Advisers Act of 1940, as amended and (ii) who meet other investor eligibility criteria established by the Fund. The primary investment objective of the Fund is to provide investors with an attractive, long-term rate of return, on an absolute as well as a risk-adjusted basis, with low performance volatility and minimal correlation with the equity and fixed income markets. The Fund's strategy is to (i) invest in approximately 25-50 partnerships and other investment vehicles ("Portfolio Funds") managed by different investment managers and (ii) construct a portfolio employing various arbitrage and equity strategies to achieve the risk control benefits of diversification together with the value of a hedged investment approach.

Effective December 4, 2004, Banc of America Investment Advisors, Inc. ("Adviser") (formerly known as Liberty Asset Management Company) is the SEC registered investment adviser to the Fund. The Adviser is an indirect wholly-owned subsidiary of Bank of America Corporation ("BOA"). Prior to December 4, 2004, Columbia Management Advisors, Inc. ("CMA") was the investment adviser to the Fund. Prior to April 1, 2004, CMA was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). Effective April 1, 2004, FleetBoston was acquired by BOA. The Adviser has retained Grosvenor Capital Management, L.P. ("Grosvenor" or the "Subadviser") as subadviser to the Fund. The Adviser and the Subadviser have been designated as special members (the "Special Members") of the Fund.

The Subadviser is responsible for implementing the Fund's investment strategy and managing the Fund's investment portfolio on a day-to-day basis, in accordance with the investment objective, philosophy and strategy described in the Fund's confidential offering memorandum and subject to oversight by the Adviser and the Board of Directors (the "Board") of the Fund.

               Columbia Management Multi-Strategy Hedge Fund, LLC

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A.   USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

B.   PORTFOLIO VALUATION

The Fund's investments are fair valued by the Adviser or Subadviser in accordance with policies and procedures that seek to ensure that the Fund is able to reliably determine the value of its investments in the Portfolio Funds. Investments in Portfolio Funds are generally valued at net asset value, which approximates fair value, as reported by the administrators or investment managers of the Portfolio Funds. Such values generally represent the Fund's proportionate share of the net assets of the Portfolio Funds. Accordingly, the value of investments in Portfolio Funds is generally increased by additional contributions to the Portfolio Funds and the Fund's share of net earnings from the Portfolio Funds and decreased by withdrawals and the Fund's share of net losses from the Portfolio Funds.

The Portfolio Funds' administrators or investment managers generally value their investments at fair value. Listed investment securities are generally valued by an independent pricing source. Securities with no readily available market value are initially valued at cost, with subsequent adjustments to values, which reflect either the basis of meaningful third-party transactions in the private market, or fair value deemed appropriate by Portfolio Funds' management. In such instances, consideration is also given to the financial condition and operating results of the issuer, the amount that the Portfolio Funds can reasonably expect to realize upon sale of the securities and other factors deemed relevant.

C.   INCOME RECOGNITION

Interest income and expenses are recorded on the accrual basis. Realized gains and losses are calculated on the identified cost basis.

               Columbia Management Multi-Strategy Hedge Fund, LLC

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D.   INCOME TAXES

The Fund is treated as a partnership for federal income tax purposes. No federal or state taxes have been provided on profits of the Fund since the Members (the "Members") are individually required to report on their own tax return their distributive share of the Fund's taxable income or loss.

E.   CASH

At March 31, 2005, a total of $1,347,055 in cash was held on deposit at PFPC Trust Company, the Fund's custodian. Of that amount, $645,536 was held in a segregated account at PFPC Trust Company related to holdbacks on withdrawals from investors in the Fund.

F.   ORGANIZATIONAL AND OFFERING EXPENSES

The Adviser entered into an expense deferral agreement (the "Expense Deferral Agreement") with the Fund dated December 19, 2002, as amended December 31, 2002, whereby the Fund, upon request of the Adviser, agreed to repay $366,088 to the Adviser for organizational and initial offering costs advanced by the Adviser on behalf of the Fund, subject to certain conditions. Such repayment was contingent upon the expenses of the Fund (exclusive of brokerage costs, interest, taxes or extraordinary expenses and management fees or performance-based fees paid by the
Fund), including such repayment, being limited to no more than 0.75% per annum of average members' capital of the Fund. The Expense Deferral Agreement terminates on April 1, 2006, and the Fund has no obligation to pay to the Adviser any organizational or initial offering costs still outstanding to the Adviser as of that date. Expenses deferred pursuant to the Expense Deferral Agreement have been treated as contingent liabilities of the Fund until the point at which the criteria specified in the Expense Deferral Agreement have been satisfied. Upon satisfaction of the criteria, the expenses are reflected as organizational fees reimbursed to the Adviser. During the year ended March 31, 2004, the Adviser requested reimbursement of $73,930 in deferred expenses, and the Adviser agreed to permanently forego reimbursement of $28,623 in deferred expenses. During the year ended March 31, 2005, the Adviser requested reimbursement of $220,497 in deferred expenses, and this amount has been reflected in the statement of operations as organizational fees reimbursed to Adviser. The Adviser agreed to permanently forego $43,038 of reimbursement of deferred expenses during the year ended March 31, 2005. As of March 31, 2005, no amounts remain outstanding pursuant to the Expense Deferral Agreement.

               Columbia Management Multi-Strategy Hedge Fund, LLC

3.   MANAGEMENT FEE AND INCENTIVE ALLOCATION

Pursuant to a management agreement between the Fund and Adviser, the Adviser is entitled to a management fee, paid monthly in arrears equal to an annual rate of 1.0% of the Members' ending monthly capital of the Fund before taking into consideration management fees. Pursuant to the terms of a subadvisory agreement between the Adviser and Subadviser, the Adviser pays a portion of the management fee that it receives from the Fund to the Subadviser. The Subadviser is also reimbursed by the Fund for out-of-pocket expenses incurred by the Subadviser related to the Fund, up to an annual limit of $25,000.

An incentive allocation is calculated with respect to each Member on the last business day of a calendar year and upon repurchase of all or any portion of such Investor's Interest (an "Incentive Period"). An Incentive Period for each Member's Interest starts immediately following the preceding Incentive Period and ends on the first to occur of: (i) the next occurring last business day of a calendar year; (ii) the next repurchase of all Member's Interest; (iii) the withdrawal of the Adviser or Subadviser in connection with such party ceasing to serve as Adviser or Subadviser to the Fund; or (iv) the dissolution of the Fund. The aggregate incentive allocation (to the Special Members) for an Incentive Period equals 10% of the amount, if any, in excess of (a) profit net of losses (after taking into account expenses, including the management fee paid by the Fund) allocated to each Member's capital account for such Incentive Period over
(b) the greater of (i) the Member's Hurdle Rate Amount for that Incentive Period and (ii) the balance in the Member's Loss Carryforward as of the end of the prior Incentive Period. A Member's "Loss Carryforward" for the initial Incentive Period is zero and for each Incentive Period thereafter is equal to the Member's Loss Carryforward as of the end of the immediately preceding Incentive Period, increased or decreased, but not below zero, by the positive or negative difference between the net losses over net profits allocated to the Member for the current Incentive Period. The "Hurdle Rate Amount" is the return a Member would receive if its Interest as of the beginning of that Incentive Period (adjusted appropriately for any additional contributions) earned a rate of return equal to the one-year U.S. Treasury note, as determined on the first day of each calendar quarter and reset on the first day of each calendar quarter. The Hurdle Rate Amount is not cumulative from Incentive Period to Incentive Period. The Hurdle Rate Amount for June 30, 2004, September 30, 2004, December 31, 2004, and March 31, 2005 is 1.189%, 2.008%, 2.195% and 2.802% per annum, respectively. On December 31, 2004 an incentive allocation of $624,322 was realized. Additional capital of $84,598 would have been reallocable to the Special Members had the Members' measurement period for incentive allocation closed on March 31, 2005.

               Columbia Management Multi-Strategy Hedge Fund, LLC

3.   MANAGEMENT FEE AND INCENTIVE ALLOCATION (CONTINUED)

In the case of a repurchase of only a portion of an Interest other than on the last business day of the calendar year, the Member is treated as having two independent Interests in the Fund, one of which is being repurchased in its entirety. Allocations to the Investor and capital contributions made by the Member during the Incentive Period prior to such repurchase or distribution, and the Member's opening capital account balance and Loss Carryforward as of the beginning of such Incentive Period, will be allocated between the two Interests in proportion to the portion of the Member's Interest that is repurchased or distributed.

4.   RELATED PARTY TRANSACTIONS AND OTHER

Each director who is not an "interested person" of the Fund, as defined by the 1940 Act, receives an annual retainer of $5,000 plus a fee of $1,250 for each meeting attended. Any director or officer who is an "interested person" does not receive any annual fee or other fees from the Fund. All directors are reimbursed by the Fund for reasonable out-of-pocket expenses.

Effective October 1, 2004, the Board of Directors appointed a Chief Compliance Officer ("CCO") to the Fund in accordance with the federal securities regulation. The Fund, along with other affiliated funds, paid its pro-rata share of the expenses associated with the Office of the CCO. At March 31, 2005, $4,678 was expensed to Other expense on the Statement of Operations. Effective April 1, 2005, the CCO expense will be paid by the Adviser.

PFPC Trust Company (an affiliate of The PNC Financial Services Group) serves as custodian of the Fund's assets and provides custodial services for the Fund. PFPC Inc. (also an affiliate of The PNC Financial Services Group) serves as administrator and accounting agent to the Fund and in that capacity provides certain accounting, record keeping, tax and investor related services. The Fund pays a monthly fee to the custodian and the administrator based primarily upon month-end Members' capital, subject to a monthly minimum fee.

5.   MEMBERS' CAPITAL

As of the last day of each calendar month, the Fund allocates net profits or losses for that month to the capital accounts of all Members, in proportion to their respective opening capital account balances for such period (after taking into account any capital contributions deemed to be made as of the first day of such period).

               Columbia Management Multi-Strategy Hedge Fund, LLC

5.   MEMBERS' CAPITAL (CONTINUED)

Net profits or net losses for a given fiscal period are measured by the net change in the value of the Members' capital of the Fund, including any net change in unrealized appreciation or depreciation of investments, realized income, gains or losses and accrued expenses (including the management fee paid by the Fund) over such fiscal period, before giving effect to any distributions and repurchases of Interests (or portions thereof) by the Fund as of the end of such period and any capital contributions made at the end of such period (such capital contributions being deemed to be made as of the next day).

The Board, from time to time and in their complete and exclusive discretion, may determine to repurchase interests from Members, including the Adviser, pursuant to written tenders by Members on such terms and conditions as the Board may determine. The Board offered to repurchase interests from Members at June 30, 2004 and December 31, 2004. The interests redeemed pursuant to such tenders are shown in the Statements of Changes in Members Capital.

Initial and additional applications for interests by eligible Members may be accepted at such times as the Adviser may determine. The Fund reserves the right to reject any application for interest in the Fund.

6.   FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK,
     CONCENTRATIONS OF CREDIT RISK, AND OTHER RISKS

In the normal course of business, the Portfolio Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, and equity swaps. To the extent that the Fund's investment activity is limited to making investments in investment funds via limited partnership interests or limited liability company holdings, the Fund's risk of loss in these investment funds is generally limited to the value of these investments reported by the Fund. To date, the Fund had only invested in such limited partnership and limited liability company interests.

Because the Fund is a closed-end investment company, its Interests will not be redeemable at the option of Investors and will not be exchangeable for interests of any other fund. Although the Board in its discretion may cause the Fund to offer from time to time to repurchase Interests at their members' capital account value, the Interests are considerably less liquid than shares of funds that trade on a stock exchange or shares of open-end investment companies. With respect to any tender offer for Interests by the Fund, the aggregate repurchase amount will be determined by the Board in its discretion

               Columbia Management Multi-Strategy Hedge Fund, LLC

6.   FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK,
     CONCENTRATIONS OF CREDIT RISK, AND OTHER RISKS (CONTINUED)

and such repurchase amount may represent only a small portion of the Fund's outstanding Interests. Because the Fund's investments in Portfolio Funds themselves have limited liquidity, the Fund may not be able to fund significant repurchases. Members whose Interests are accepted for repurchase also bear the risk that the Fund's members' capital may fluctuate significantly between the time that they submit their request for repurchase and the date of the repurchase.

There are a number of other risks to the Fund. Three principal types of risk that can adversely affect the Fund's investment approach are market risk, strategy risk, and manager risk. The Fund also is subject to multiple manager risks, possible limitations in investment opportunities, allocation risks, illiquidity, lack of diversification, and other risks for the Fund and potentially for each Portfolio Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

7.   INVESTMENTS IN PORTFOLIO FUNDS

The agreements related to investments in Portfolio Funds typically provide for compensation to the general partners/managers in the form of management fees of 1% to 2% (per annum) of net assets and performance/incentive fees or allocations of up to 20% of net profits earned. The Portfolio Funds generally provide for periodic redemptions ranging from monthly to annually with lock up provisions of up to two years from initial investment. Some Portfolio Funds may charge redemption fees. Such provisions may restrict the Fund's ability to respond to changing market conditions. None of the Portfolio Funds is expected to make distributions (e.g., dividend payments to investors).

Aggregate purchases of Portfolio Funds for the year ended March 31, 2005 amounted to $56,403,299, including $4,500,000 in purchases of Portfolio Funds paid in advance of Portfolio Fund openings. Portfolio Fund investments sold during the year ended March 31, 2005 amounted to $12,151,469.

               Columbia Management Multi-Strategy Hedge Fund, LLC

7.   INVESTMENTS IN PORTFOLIO FUNDS (CONTINUED)

At March 31, 2005, the Adviser and Subadviser are unaware of any significant issuer concentrations in the underlying Portfolio Funds.

8.   LITIGATION EVENT

The events described below have not directly impacted the Fund or had any material adverse effect on its financial position or results of operations.

On September 3, 2003, the Office of the Attorney General for the State of New York ("NYAG") simultaneously filed and settled a complaint against an unaffiliated hedge fund and its managers in connection with an investigation into improper mutual fund trading practices with certain families of mutual funds, including the Nations Funds family ("Funds"), for which an affiliate of the Adviser serves as distributor. Specifically, the NYAG alleged that the hedge fund and its managers engaged in activities that it characterized as "market timing" and also "late trading."

On March 15, 2004, Bank of America Corporation reached agreements in principle with the NYAG and the Securities and Exchange Commission (the "SEC") over matters related to late trading and market timing of mutual funds. To settle these matters, on February 9, 2005, BACAP Distributors, LLC, Bank of America Capital Management, LLC and Banc of America Securities LLC, entered into an Assurance of Discontinuance with the NYAG and consented to the entry of a cease-and-desist order by the SEC. These settlements contain substantially the same terms and conditions outlined in the agreements in principle.

Since September 5, 2003, a number of lawsuits have been filed in connection with these circumstances. A number of the Adviser's affiliates have been named as defendants in some of these lawsuits in connection with their relationships with the Nations Funds. More than 200 cases have been consolidated in a multi-district proceeding and transferred to the Federal District Court in Maryland.

               Columbia Management Multi-Strategy Hedge Fund, LLC

8.   LITIGATION EVENT (CONTINUED)

On April 1, 2004, Bank of America Corporation acquired Fleet Boston Financial Corporation ("Fleet"). As a result of this acquisition, Columbia Management Advisors, Inc. ("CMA") and Columbia Funds Distributor, Inc. ("CFDI") are now indirect wholly-owned subsidiaries of Bank of America Corporation. The SEC and NYAG filed proceedings against both CMA and CFDI on February 24, 2004 alleging that they had violated certain provisions of the federal securities law in connection with trading activity in mutual funds shares and violated certain New York anti-fraud statutes. In March 2004, Fleet reached agreements in principle with the NYAG and the SEC relating to these matters. To settle these matters, on February 9, 2005, CMA and CFDI entered into an Assurance of Discontinuance with the NYAG and consented to the entry of a cease-and-desist order by the SEC, each of which contains substantially the same terms and conditions outlined in the agreements in principle.

The   settlements   with  the  SEC  are   available  on  the  SEC's  website  at
http://www.sec.gov. The settlements with the NYAG are available as part of the Bank of America Corporation Form 8-K filing of February 10, 2005.

9.   SUBSEQUENT EVENTS

Effective April 1, 2005, the Fund received additional capital contributions of $1,750,000.

Effective May 1, 2005, the Fund's Adviser changed its name to Banc of America Investment Advisors, Inc.







The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund's Form N-Q is available on the Commission's website at HTTP://WWW.SEC.GOV, and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C.
Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-888-786-9977; and (ii) on the Commission's website at HTTP://WWW.SEC.GOV.

               Columbia Management Multi-Strategy Hedge Fund, LLC

                           Fund Governance (unaudited)


The identity of the Directors and executive officers of Columbia Management Multi-Strategy Hedge Fund, LLC and brief biographical information regarding each Director and officer during the past five years is set forth below.

                                                                                  NUMBER OF
                                                                                   FUNDS IN
                                       TERM OF                                      FUND
                         POSITION     OFFICE AND                                   COMPLEX
 NAME, ADDRESS AND       HELD WITH    LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN      OTHER DIRECTORSHIPS
       AGE               THE FUND    TIME SERVED    DURING THE PAST FIVE YEARS    BY DIRECTOR      HELD BY DIRECTOR
--------------------------------------------------------------------------------------------------------------------------------
                                                   INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------------------------------------------------------

Thomas W. Brock          Director     Indefinite    Adjunct Professor, Columbia    3            Blythedale Children's
c/o Columbia                          term;         University Graduate School                  Hospital; WestHab; BACAP
Management                            Director      of Business since September                 Opportunity Strategy Fund,
Multi-Strategy Hedge                  since 2004    1998; Chairman, CEO, Salomon                LLC; BACAP Alternative
Fund, LLC                                           Brothers Asset Management,                  Multi-Strategy Fund, LLC
40 W 57th St.                                       Inc. from 1993 to 1998
New York, NY 10019
Age:  57


Alan Brott               Director     Indefinite    Consultant, since October      3            BACAP Opportunity Strategy
c/o Columbia                          term;         1991; Associate Professor,                  Fund, LLC; BACAP
Management                            Director      Columbia University Graduate                Alternative Multi-Strategy
Multi-Strategy Hedge                  since 2004    School of Business, since                   Fund, LLC
Fund, LLC                                           2000; Adjunct Professor,
40 W 57th St.                                       Columbia University Graduate
New York, NY 10019                                  School of Business from 1992
Age:  62                                            to 2000; Adjunct Professor,
                                                    New York University, 1999 to
                                                    present

Thomas G. Yellin         Director     Indefinite    President, PJ Productions      3            BACAP Opportunity Strategy
c/o Columbia                          term;         since 2003; Executive                       Fund, LLC; BACAP
Management                            Director      Producer, ABC News from 1989                Alternative Multi-Strategy
Multi-Strategy Hedge                  since 2004    to 2002                                     Fund, LLC
Fund, LLC
40 W 57th St.
New York, NY 10019
Age:  52

               Columbia Management Multi-Strategy Hedge Fund, LLC

                          POSITION HELD WITH     TERM OF OFFICE AND       PRINCIPAL OCCUPATION(S) DURING THE PAST
 NAME, ADDRESS AND AGE         THE FUND         LENGTH OF TIME SERVED                    FIVE YEARS
----------------------------------------------------------------------------------------------------------------------
                                                      OFFICERS
----------------------------------------------------------------------------------------------------------------------

Mary Joan Hoene           Senior Vice          Indefinite term;         Senior Vice President and Chief Compliance
100 Federal Street        President and        Officer since 2004       Officer of the Columbia Funds, the Galaxy
Boston, Massachusetts     Chief Compliance                              Fund, Nations Funds and of the Liberty
Age: 55                   Officer                                       All-Star Funds since August 2004 and the
                                                                        BACAP Registered Hedge Funds and Columbia
                                                                        Management Multi-Strategy Hedge Fund since
                                                                        October 2004 (formerly Partner, Carter,
                                                                        Ledyard & Milburn LLP from January 2001 to
                                                                        August 2004; Counsel, Carter, Ledyard &
                                                                        Milburn LLP from November 1999 to December
                                                                        2000; Vice President and Counsel,
                                                                        Equitable Life Assurance Society of
                                                                        the United States from April 1998 to
                                                                        November 1999).

Lawrence R. Morgenthal    President            1 year term; President   Managing Director, Banc of America Capital
40 West 57th Street                            since 2004               Management, LLC since 2002; Executive Vice
New York, NY 10019                                                      President, Banc of America Investment
Age:  37                                                                Advisors, Inc. since 2005; Senior Managing
                                                                        Director, Weiss, Peck & Greer (an investment
                                                                        firm) from 1998 to 2002.

Eric Pisauro              Treasurer            1 year term; Treasurer   Director, Fund Administration and
40 West 57th Street                            since 2004               Operations, Alternative Investment Group,
New York, NY 10019                                                      Bank of America since August 2004;
Age:  36                                                                Accounting Director of Alternative
                                                                        Investments, PFPC Inc., September 2001 to
                                                                        July 2004; Vice President and Controller
                                                                        of Quantitative Financial Strategies, Inc.
                                                                        (a currency hedge fund manager), May 1993
                                                                        to September 2001.

Patti Stoll               Vice-President       1 year term;             Managing Director, Product Development and
100 Federal Street                             Vice-President since     Marketing, Alternative Investment Group,
Boston, MA 02110                               2004                     Bank of America Corporation, since April
Age:  49                                                                2004; Managing Director, Alternative
                                                                        Investments Group, FleetBoston Financial,
                                                                        1999 to 2004.


David Rozenson            Secretary            1 year term; Secretary   Associate General Counsel, Bank of America
One Financial Center                           since 2004               Corporation, since April 2004; Senior
Boston, MA 02111                                                        Counsel, FleetBoston Financial, 1996 to
Age:  50                                                                2004; Associate General Counsel, Columbia
                                                                        Management Group, November 2002 to April
                                                                        2004; Secretary of the Liberty All-Star
                                                                        Funds, since December, 2003.

The Statement of Additional Information contains additional information about the Board of Directors and is available, without charge, upon request, by contacting the Fund at (646) 313-8890, collect calls accepted.

               Columbia Management Multi-Strategy Hedge Fund, LLC

                     Portfolio Management Update (unaudited)



The Subadviser is responsible for implementing the Fund's investment strategy and managing the Fund's investment portfolio on a day-to-day basis, subject to the general oversight of the Adviser and the Board. During the year ended March 31, 2005, there were the following changes in the persons who are primarily responsible for the day-to-day management of the Fund's portfolio:

Effective August 1, 2004, Richard Elden, former Chairman and member of the Subadviser's Investment Committee, retired from the Subadvisor.

Effective December 31, 2004, Stephen J. Malkin, former partner and member of the Subadviser's Investment Committee, retired from the Subadvisor.

David S. Richter became a member of the Subadviser's Investment Committee in January 2004. In 2003, Mr. Richter joined the Research Department of the Adviser. Previously, he was a managing partner of a Chicago-based private investment partnership founded by him in 1994. He was primarily responsible for managing that firm's research and business operations and oversaw its U.S. long-short equity hedge fund grow in assets to over $200 million. Previously, Mr. Richter was a vice-president of JMB Realty Corporation from 1988 to 1994 in the corporate acquisitions group, where he was responsible for a team of 16 investment analysts and associates. Prior to 1988, Mr. Richter was a manager in the Los Angeles office of KPMG Peat Marwick.

               Columbia Management Multi-Strategy Hedge Fund, LLC

                     Special Meeting of Members (unaudited)



A Special Meeting of Members of the Fund was held on December 3, 2004, at 760 Moore Road, King of Prussia, Pennsylvania, 19406, for the purposes of asking Members to consider the following proposals:

     1. To elect three Directors to the Board. A plurality of the votes cast at the meeting elected the nominated Directors by the following votes:

                                        FOR                      WITHHELD
                                        ---                      --------
     Thomas W. Brock               89,258,049.380              170,337.490
     Alan Brott                    89,258,049.380              170,337.490
     Thomas G. Yellin              89,258,049.380              170,337.490

     2. To approve a new Management Agreement with Liberty Asset Management Company (now known as Banc of America Investment Advisors, Inc.) (the "Adviser"). A majority of the outstanding interests in the Fund approved the new Management Agreement by the following votes:

                                        FOR                 AGAINST             ABSTAIN      BROKER NON-VOTES
                                        ---                 -------             -------      ----------------
     New Management Agreement      88,549,813.770         170,331.950         708,241.150           0

     3. To approve a new Sub-Advisory Agreement among the Adviser, Grosvenor Capital Management, L.P. and the Fund. A majority of the outstanding interests in the Fund approved the new Sub-Advisory Agreement by the following votes:

                                        FOR                 AGAINST             ABSTAIN      BROKER NON-VOTES
                                        ---                 -------             -------      ----------------
     New Sub-Advisory              88,549,813.770         170,331.950         708,241.150           0
     Agreement

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.


     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.



ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of directors has determined that Alan Brott is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees
----------

     (a) The aggregate fees billed for the fiscal years ended March 31, 2004 and March 31, 2005 for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $41,000 and $60,000, respectively.

Audit-Related Fees
------------------

     (b) The aggregate fees billed in the fiscal years ended March 31, 2004 and March 31, 2005 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $13,000 and $4,500, respectively. Audit-related fees include certain agreed-upon procedures performed for semi-annual shareholder reports and technical research on accounting and disclosure matters.

         During the fiscal years ended March 31, 2004 and March 31, 2005, [there were no Audit-Related Fees billed by the Fund's principal accountant to the Fund's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund for an engagement that related directly to the operations and financial reporting of the Fund.

Tax Fees
--------

     (c) The aggregate fees billed in the fiscal years ended March 31, 2004 and March 31, 2005 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $28,000 and $22,000, respectively. During the fiscal years ended March 31, 2004 and March 31, 2005, [there were no Tax Fees billed by the Fund's principal accountant to the Fund's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund for an engagement that related directly to the operations and financial reporting of the Fund.

All Other Fees
--------------

     (d) The aggregate fees billed in the fiscal years ended March 31, 2004 and March 31, 2005 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
          (c) of this Item are $0 and $0, respectively. During the fiscal years ended March 31, 2004 and March 31, 2005, [there were no All Other Fees billed by the Fund's principal accountant to the Fund's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund for an engagement that relates directly to the operations and financial reporting of the Fund.

      (e)(1)  Disclose   the  audit   committee's   pre-approval   policies  and
              procedures   described  in  paragraph   (c)(7)  of  Rule  2-01  of
              Regulation S-X.

                            POLICY FOR ENGAGEMENT OF
                             INDEPENDENT ACCOUNTANTS
                        FOR AUDIT AND NON-AUDIT SERVICES



                                   MARCH 2005


I.   Objective

This Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (the "Policy") sets forth the understanding of the Audit Committee of the Board of Managers of BAMS, the Board of Managers of BOS and the Board of Directors of CMHF regarding the engagement of each Fund's(1) independent accountants to provide:

     A. Audit and permissible audit-related, tax and other services to the Fund;

     B. Non-audit services to the Fund's Investment Adviser (as defined in
Section V.E. below), and any Control Affiliates (as defined in Section V.E. below) of such Investment Adviser, that relate directly to the Fund's operations and financial reporting; and

     C. Certain other audit and non-audit services to the Fund's Investment Adviser and its Control Affiliates.



The purpose of this policy is to ensure each Fund's accountants' independence and objectivity with respect to their audit services to the Fund.

II.  Background

Under the Sarbanes-Oxley Act of 2002 (the "Act") and related rules that the Securities and Exchange Commission ("SEC") has issued, and in accordance with each Fund's Audit Committee Charter, the Audit Committee is responsible for the appointment, compensation and oversight of the work of each Fund's independent accountants. The Audit Committee must pre-approve all audit and non-audit services that each Fund's independent accountants provide to the Fund, as well as all non-audit services that they provide to the Fund's Investment Adviser or any Control Affiliate of the Investment Adviser that relate directly to the Fund's operations and financial reporting, before the engagement commences. There are a number of services that independent accountants are not permitted to perform, even with audit committee pre-approval. These services are listed in
Exhibit I.

The SEC's rules provide guidance on audit committee pre-approvals of services provided by an accounting firm and require the audit committee to pre-approve services by either:

----------------------------

(1) "Fund" means BAMS, BOS and CMHF. All of them together may be referred to as the "Funds."

     A. Establishing pre-approval policies and procedures under which the engagement with the independent accountants is permitted ("general pre-approval"). The policies and procedures must be detailed as to the particular service for which the independent accountants may be engaged, must not include delegation of the audit committee's responsibilities under the Securities Act of 1934, as amended, to management, and the audit committee must be informed of each service provided based on general pre-approval, or

     B. Expressly approving the engagement of the independent accountants before the accountants are engaged ("specific pre-approval").



This Policy incorporates both specific pre-approval and general pre-approval. The Audit Committee believes that this combination results in an effective and efficient procedure for pre-approving services performed by the independent accountants. Under this Policy, unless a type of service receives general pre-approval, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants. Exhibit II to this Policy describes the Audit, Audit-related, Tax and All Other Services that each Fund's independent accountants may perform for the Fund (collectively, "Fund Services") that the Audit Committee has approved by general pre-approval.

III. Delegation

As provided in the Act and the SEC's rules, the Audit Committee may delegate either type of pre-approval authority to any designated member or members of the Audit Committee who are independent directors. The member or members to whom this authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee is not permitted to delegate responsibilities with respect to the pre-approval of services performed by the independent accountants to management.

IV.  General Procedures

The independent accountants must not commence any engagement for a service covered by this Policy that has not been pre-approved by either general pre-approval or specific pre-approval.

          1.   General Pre-Approval

On an annual basis, at a regularly scheduled Audit Committee meeting, each Fund's Treasurer or his or her designee must submit to the Audit Committee schedules of the types of Fund Services and Fund-related Adviser Services (as defined in Section V.E. below) that are proposed for general pre-approval.

These schedules, substantially in the form of Exhibits II (for Fund Services) and III (for Fund-related Advisor Services), must provide a description of each type of service that is proposed for general pre-approval and, where possible, estimated fee caps for each instance of providing each service. The services and related fees (where provided) should generally cover a one-year period (for example, from April 1 through March 31 of the following year). The Audit Committee must review the types of services and projected fees included in the schedules and may modify the schedules (including by adding or subtracting services). If the Audit Committee approves the schedules, this approval indicates that the specific types of services on the schedules, at the fee levels projected, are pre-approved by general pre-approval. Approved schedules must be attached to this policy; current approved schedules are attached to this Policy as Exhibits II and III. The Fund's Treasurer or his or her designee must update the fee amounts listed in Exhibits II and III to the extent necessary at each of the regularly scheduled meetings of the Audit Committee. The Audit Committee may revise Exhibits II and III from time to time, but subsequent revisions do not affect the pre-approved status of engagements already commenced that were pre-approved at the time of commencement.

          2.   Specific Pre-Approval

If a Fund, its Investment Adviser or a Control Affiliate wishes to engage a Fund's independent accountants to perform a service not included in Exhibits II or III:

     B. Management must prepare a brief written request detailing the proposed engagement, with an explanation as to why the service is proposed to be performed by the independent accountants (E.G., particular expertise, timing, etc.).

     C. Management must deliver the request to the Audit Committee and deliver a copy of the request to the Fund's Treasurer.

     D. The Fund's Treasurer or his or her designee must arrange for a discussion of the service to be included on the agenda for the next regularly scheduled Audit Committee meeting, at which the Audit Committee will discuss the proposed engagement and approve or deny the request.

     E. If the timing of the project is critical and the project needs to commence before the next regularly scheduled meeting of the Audit Committee, the Chairperson of the Audit Committee may, in his or her discretion, either approve or deny the request on behalf of the Audit Committee or call a special meeting of the Audit Committee to consider the proposal. Should the Chairperson of the Audit Committee be unavailable, any other member of the Audit Committee may serve as an alternate for the purpose of approving or denying the request or calling a special meeting of the Audit Committee. The Fund's Treasurer or his or her designee is responsible for discussing the project with the Chairperson (or alternate, if necessary).



V.   Additional Procedures

          1.   Audit Services to the Fund

Audit services include the annual financial statement audit, other procedures that the independent accountants must perform to form an opinion on the Fund's financial statements and other services customarily required by the Fund in the ordinary course of operations.

The Audit Committee has pre-approved the Audit services of the type described in
Exhibit II. All other permissible Audit services not listed in Exhibit II must be specifically pre-approved by the Audit Committee (see Section IV.B above).

The Audit Committee will monitor the Audit services engagement throughout the year and will also approve, if necessary, any changes in terms and conditions resulting from changes in audit scope, Fund structure or other items (see
Section IV.B. above).

          2.   Audit-related Services to the Fund

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or that are traditionally performed by the independent accountants. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the accountants and is consistent with the SEC's rules on accountants' independence.

The Audit Committee has pre-approved the Audit-related services of the type described in Exhibit II. All other permissible Audit-related services not listed in Exhibit II must be specifically pre-approved by the Audit Committee (see
Section IV.B. above).

          3.   Tax Services to the Fund

The Audit Committee believes that the independent accountants can provide Tax services such as tax compliance, tax planning and tax advice to the Fund without impairing the accountants' independence. The SEC's rules on accountant independence permit independent accountants to provide such tax services if pre-approved by the Audit Committee.

The Audit Committee has pre-approved the Tax services of the type described in
Exhibit II. All other permissible Tax services not listed in Exhibit II must be specifically pre-approved by the Audit Committee (see Section IV.B. above).

          4.   All Other Services to the Fund

The Audit Committee believes, based on the SEC's rules prohibiting the independent accountants from providing specific non-audit services (as listed in Exhibit I), that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other Services that it believes are routine and recurring services, would not impair the independence of the accountants and are consistent with the SEC's rules on accountant independence.

The Audit Committee has pre-approved the All Other Services of the type described in Exhibit II. Permissible All Other Services not listed in Exhibit II must be specifically pre-approved by the Audit Committee (see Section IV.B. above).

          5.   Fund-related Services Provided to Adviser Entities

The engagement of the independent accountants to provide non-audit services to a Fund's investment adviser, or any Control Affiliates, that relate directly to the Fund's operations and financial reporting (referred to as "Fund-related Adviser Services") must be approved by the Fund's Audit Committee before the commencement of any such engagement. For purposes of this Policy, the term "Control Affiliate" means any entity controlling, controlled by, or under common control with the Investment Adviser that provides ongoing services to the Fund, and the term "Investment Adviser" means the Fund's investment adviser, excluding any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser. Attached as Exhibit IV is a list of parties deemed to be either an Investment Adviser to a Fund or a Control Affiliate of any such Investment Adviser (collectively referred to herein as "Adviser Entities") for purposes of this Policy.

The Audit Committee has pre-approved the Fund-related Adviser Services listed of the type described in Exhibit III. Permissible other Fund-related Adviser Services not listed in Exhibit III must be specifically pre-approved by the Audit Committee (see Section IV.B. above).

          6.   Certain Other Services Provided to Adviser Entities

The Audit Committee recognizes that there are cases where services proposed to be provided by a Fund's independent accountants to Adviser Entities are not Fund-related Adviser Services within the meaning of this Policy, but nonetheless may be relevant to the Audit Committee's ongoing evaluation of the accountants' independence and objectivity with respect to audit services provided to a Fund. As a result, in all cases where an Adviser Entity engages the independent accountants to provide audit or non-audit services that are not Fund Services or Fund-related Adviser Services, were not subject to pre-approval by the Audit Committee, and the projected fees for any such engagement (or the aggregate of all such engagements during the period covered by this Policy) exceeds $250,000, the independent accountants or the relevant Fund's Treasurer or his or her designee must notify the Audit Committee not later than its next meeting. This notification must include a general description of the services provided, the entity that is to be the recipient of the services, the timing of the engagement, the entity's reasons for selecting the independent accountants, and the projected fees. This information will allow the Audit Committee to consider whether non-audit services provided to the Adviser Entities, which were not subject to Audit Committee pre-approval, are compatible with maintaining the accountants' independence with respect to the Fund.

          7.   De Minimis Exception

Pre-approval of services other than audit, review or attest services provided to the Fund, the Adviser or Control Affiliates is not required, however, if the "de minimis" requirements set forth in the SEC's rules are met. The Fund's Treasurer or his or her designee is responsible for compliance with the notification and other requirements set forth in the SEC's rules relating to the de minimis exception.

VI.  Scope of Procedures

This Policy applies to both direct and indirect engagements of a Fund's independent accountants. Indirect engagements are situations where the independent accountants are engaged by a service provider to a Fund or Adviser Entity at an Adviser Entity's explicit direction or recommendation

(E.G., the engagement of the independent accountants by counsel to an Adviser Entity to provide services relating to a Fund or Adviser Entity.)

VII. Reporting to the Audit Committee

Each Fund's Treasurer or his or her designee must report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including:

     A. A general description of the services, and

     B. Actual billed and projected fees, and

     C. The means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.



In addition, each Fund's Treasurer or his or her designee must make sure that the independent accountants report to the Audit Committee annually, and no more than 90 days before the filing of audit reports with the SEC, all non-audit services provided to entities in each Fund's "investment company complex" (as defined by SEC rules) that did not require pre-approval by the Audit Committee.

VIII. Internal Controls

The Audit Committee expects each Fund's independent accountants to implement and maintain effective internal controls to:

     A. Monitor the independent accountants' independence;

     B. Prevent the independent accountants from providing any impermissible non-audit services to the Fund;

     C. Prevent the independent accountants from providing any Fund Services or Fund-related Adviser Services without first obtaining assurances that any pre-approval required by this Policy has been obtained; and

     D. Annually disclose to the Audit Committee all relationships of which the independent accountants are aware that may be reasonably thought to bear on the accountants' independence in compliance with Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. In addition, the independent accountants shall tabulate, calculate and disclose their fees annually for the above relationships.



The Audit Committee also expects each Fund's Treasurer or his or her designee to develop, implement and maintain effective internal controls with respect to the second and third items in the list above and to tabulate and calculate the fees paid to the independent accountants that are required to be disclosed in Fund disclosure documents and reports (E.G., Form N-CSR and certain proxy statements).

IX.  Amendments; Annual Approval by Audit Committee

The Audit Committee may amend this Policy from time to time. Prompt notice of any amendments will be provided to the independent accountants and each Fund's Treasurer. The Audit Committee must review and approve this Policy at least annually. Each approval of this Policy shall be deemed to constitute a new prospective approval of those services of the type described in Exhibits II and III as of the date of such approval.

                                                                       EXHIBIT I

The Securities and Exchange Commission's principles of independence are based on three basic principles, violations of which would impair the accountants' independence:

     A. The accountants cannot function in the role of management

     B. The accountants cannot audit their own work

     C. The accountants cannot serve in an advocacy role for the client



Under Section 201 of the Sarbanes-Oxley Act of 2002, independent accountants are prohibited from providing specific non-audit services to audit clients contemporaneously with the audit:

     D. Bookkeeping or other services related to the accounting records or financial statements of the audit client

     E. Financial information systems design and implementation

     F. Appraisal or valuation services, fairness opinions or contribution-in-kind reports

     G. Actuarial services

     H. Internal audit outsourcing services

     I. Management functions or human resources

     J. Broker or dealer, investment adviser or investment banking services

     K. Legal services and expert services unrelated to the audit

     L. Any other services that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

     (e) (2) 100% of the services to the Funds requiring pre-approval were approved by the audit committee.

     (f)  Not applicable.

     (g) During the years ended March 31, 2004 and March 31, 2005, aggregate non-audit fees of approximately $14.7 million and $24.9 million, respectively were billed by the Fund's principal accountant to the Fund's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund.

     (h) The Fund's audit committee considered whether the provision of non-audit services rendered to the Fund's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund that were not pre-approved is compatible with maintaining the principal accountant's independence.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

COLUMBIA MANAGEMENT ADVISORS, INC. ("CMA")

POLICY AND PROCEDURE MANUAL

C.  ADMINISTRATION

C.02 PROXY VOTING

[GRAPHIC OMITTED]
RESPONSIBILITY:
--------------------------------------------------------------------------------
PRIMARY RESPONSIBILITY      CMA Senior Management
--------------------------------------------------------------------------------
SECONDARY RESPONSIBILITY    Head of Equity
--------------------------------------------------------------------------------
OVERSIGHT RESPONSIBILITY    Compliance Risk Management and CMG Legal Departments
--------------------------------------------------------------------------------
BUSINESS AREA               Equity Department
--------------------------------------------------------------------------------
ISSUE DATE                  07/01/03
--------------------------------------------------------------------------------
REVISION DATE               7/15/03, 02/11/04, 10/04/04, 02/08/05
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
POLICY:

ALL PROXIES(1) REGARDING CLIENT SECURITIES FOR WHICH COLUMBIA MANAGEMENT ADVISORS, INC. ("CMA") HAS ASSUMED AUTHORITY TO VOTE SHALL, UNLESS CMA DETERMINES IN ACCORDANCE WITH POLICIES STATED BELOW TO ABSTAIN FROM VOTING, BE VOTED IN A MANNER CONSIDERED BY CMA TO BE IN THE BEST INTEREST OF CMA'S CLIENTS, INCLUDING THE CMG FAMILY FUNDS(2) AND THEIR SHAREHOLDERS, WITHOUT REGARD TO ANY RESULTING BENEFIT OR DETRIMENT TO CMA OR ITS AFFILIATES. THE BEST INTEREST OF CLIENTS IS DEFINED FOR THIS PURPOSE AS THE INTEREST OF ENHANCING OR PROTECTING THE ECONOMIC VALUE OF CLIENT ACCOUNTS, CONSIDERED AS A GROUP RATHER THAN INDIVIDUALLY, AS CMA DETERMINES IN ITS SOLE AND ABSOLUTE DISCRETION. IN THE EVENT A CLIENT BELIEVES THAT ITS OTHER INTERESTS REQUIRE A DIFFERENT VOTE, CMA SHALL VOTE AS THE CLIENT CLEARLY INSTRUCTS, PROVIDED CMA RECEIVES SUCH INSTRUCTIONS IN TIME TO ACT ACCORDINGLY.

CMA ENDEAVORS TO VOTE, IN ACCORDANCE WITH THIS POLICY, ALL PROXIES OF WHICH IT BECOMES AWARE, SUBJECT TO THE FOLLOWING EXCEPTIONS (UNLESS OTHERWISE AGREED) WHEN CMA EXPECTS TO ROUTINELY ABSTAIN FROM VOTING:

     1. PROXIES WILL USUALLY NOT BE VOTED IN CASES WHERE THE SECURITY HAS BEEN LOANED FROM THE CLIENT'S ACCOUNT.

     2. PROXIES WILL USUALLY NOT BE VOTED IN CASES WHERE CMA DEEMS THE COSTS TO THE CLIENT AND/OR THE ADMINISTRATIVE INCONVENIENCE OF VOTING THE SECURITY (E.G., SOME FOREIGN SECURITIES) OUTWEIGH THE BENEFIT OF DOING SO.

CMA SEEKS TO AVOID THE OCCURRENCE OF ACTUAL OR APPARENT MATERIAL CONFLICTS OF INTEREST IN THE PROXY VOTING PROCESS BY VOTING IN ACCORDANCE WITH PREDETERMINED VOTING GUIDELINES, AS STATED BELOW. FOR THOSE PROXY PROPOSALS THAT REQUIRE SPECIAL CONSIDERATION OR IN INSTANCES WHERE SPECIAL CIRCUMSTANCES MAY REQUIRE VARYING FROM THE PREDETERMINED GUIDELINES, THE CMG PROXY COMMITTEE WILL DETERMINE THE BEST INTEREST OF CMA'S CLIENTS AND VOTE ACCORDINGLY, WITHOUT CONSIDERATION OF ANY RESULTING BENEFIT OR DETRIMENT TO CMA OR ITS AFFILIATES.

[GRAPHIC OMITTED]
OVERVIEW:

----------
(1) The term "proxy" as used herein refers to consents, elections and authorizations solicited by any party with respect to securities of any sort.

(2) A CMG Family Fund or a Fund is a registered investment company or series of a registered investment company managed or advised by Columbia Management Advisors, Inc.

CMA's policy is based upon its fiduciary obligation to act in its clients' best interest. Citing this obligation, the SEC has adopted rules pursuant to the Investment Advisers Act of 1940 and Investment Company Act of 1940 with respect to proxy voting.

PROCEDURE:

I.  ACCOUNT POLICIES

Except as otherwise directed by the client, CMA shall vote as follows:

SEPARATELY MANAGED ACCOUNTS

CMA shall vote proxies on securities held in its separately managed accounts.

COLUMBIA TRUST COMPANY (CTC) TRUST POOLS

CMA shall vote proxies on securities held in the trust pools.

CMG FAMILY FUNDS/CMA FUND TRUST

CMA shall vote proxies on securities held in the Funds, including multi-managed and subadvised Funds.

COLUMBIA PRIVATE PORTFOLIO

CMA shall vote proxies on securities held in its separately managed accounts.

ALTERNATIVE INVESTMENT GROUP

CMA's clients may invest in securities ("Alternative Investments") issued by alternative investment vehicles (i.e. hedge funds, private equity funds, and other alternative investment pools) that are structured as private limited partnerships ("LPs"), limited liability companies ("LLCs") or offshore corporations. Generally, CMA's Alternative Investment Group ("AIG") is the platform through which CMA provides advisory services relating to Alternative Investments.

The voting rights of Alternative Investments generally are rights of contract set forth in the limited liability company or limited partnership agreement, in the case of LLCs and LPs, or Memorandum and Articles of Association or By-laws, in the case of offshore corporations. Also, as privately placed securities, Alternative Investments generally are not subject to the regulatory scheme applicable to public companies. Consequently, in most cases, proxies are not solicited regarding Alternative Investment vehicles. Instead, consents may be solicited from members, limited partners or shareholders.

Because of the unique characteristics of Alternative Investments, CMA has a tailored process for voting Alternative Investment proxies and consents.

Process

AIG will vote all Alternative Investment proxies and consents in accordance with this Policy. The committee voting AIG proxies consists of AIG senior management, investment and operations professionals. Conflicts of interest are to be monitored and resolved as set forth in this Policy.



II. PROXY COMMITTEE

CMA shall establish a Proxy Committee whose standing members shall include the head of core equity, head of value, head of growth, head of income strategies, head of equity research and head of fixed income research. Each standing member may designate a senior portfolio manager or a senior analyst officer to act as a substitute in a given matter on their behalf.

The Proxy Committee's functions shall include, in part,

         (a) direction of the vote on proposals where there has been a recommendation to the Committee, pursuant to Section IV.B, not to vote according to the predetermined Voting Guidelines stated in Section IV.A or on proposals which require special, individual consideration in accordance with Section IV.C;

         (b) review at least annually of this Proxy Voting Policy and Procedure to ensure consistency with internal policies, client disclosures and regulatory requirements;

         (c) review at least annually of existing Voting Guidelines and need for development of additional Voting

         Guidelines to assist in the review of proxy proposals; and

         (d) development and modification of Voting Procedures, as stated in
         Section V, as it deems appropriate or necessary.

The Proxy Committee shall establish a charter, which shall set forth the Committee's purpose, membership and operation. The Committee's charter shall be consistent, in all material respects, with this policy and procedure.


III. CONFLICTS OF INTEREST

With Other Bank of America Businesses
-------------------------------------
Bank of America Corporation ("BAC"), the ultimate corporate parent of CMA, Bank of America, N.A. and all of their numerous affiliates owns, operates and has interests in many lines of business that may create or give rise to the appearance of a conflict of interest between BAC or its affiliates and those of Firm-advised clients. For example, the commercial and investment banking business lines may have interests with respect to issuers of voting securities that could appear to or even actually conflict with CMA's duty, in the proxy voting process, to act in the best economic interest of its clients.

Within CMA
----------
Conflicts of interest may also arise from the business activities of CMA. For example, CMA might manage (or be seeking to manage) the assets of a benefit plan for an issuer. CMA may also be presented with an actual or apparent conflict of interest where proxies of securities issued by BAC or a CMG Family Fund, for which CMA serves as investment adviser, are to be voted for a client's account.

Management of Conflicts
-----------------------
CMA's policy is to always vote proxies in the best interest of its clients, as a whole, without regard to its own self-interest or that of its affiliates. BAC as well as CMA has various compliance policies and procedures in place in order to address any material conflicts of interest that might arise in this context.

     1. BAC's enterprise-wide Code of Ethics specifically prohibits the flow of certain business-related information between associates on the commercial and/or investment banking side of the corporation and associates charged with trust or (as in the case of BACAP associates) non-trust fiduciary responsibilities, including investment decision-making and proxy voting.

     2. In addition, BAC has adopted "Global Policies and Procedures Regarding Information Walls and Inside Information." Pursuant to these policies and procedures, "information barriers" have been established between various BAC business lines designed to prohibit the passage of certain information across those barriers.

     3. Within CMA, CMA's Code of Ethics affirmatively requires that associates of CMA act in a manner whereby no actual or apparent conflict of interest may be seen as arising between the associate's interests and those of CMA's Clients.

     4. By assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Committee and any CMA or BAC associate advising or acting under the supervision or oversight of the Proxy Committee undertakes:

         o To disclose to the chairperson of the Proxy Committee and the chairperson to the head of CMG Compliance any actual or apparent personal material conflicts of interest which he or she may have (e.g., by way of substantial ownership of securities, relationships with nominees for directorship, members of an issuer's or dissident's management or otherwise) in determining whether or how CMA shall vote proxies. In the event the chairperson of the Proxy Committee has a conflict of interest regarding a given matter, he or she shall abstain from participating in the Committee's determination of whether and/or how to vote in the matter; and

         o To refrain from taking into consideration, in the decision as to whether or how CMA shall vote proxies:

               o The existence of any current or prospective material business relationship between CMA, BAC or any of their affiliates, on one hand, and any party (or its affiliates) that is soliciting or is otherwise interested in the proxies to be voted, on the other hand; and/or

               o Any direct, indirect or perceived influence or attempt to influence such action which the member or associate views as being inconsistent with the purpose or provisions of this Policy or the Code of Ethics of CMA or BAC.

Where a material conflict of interest is determined to have arisen in the proxy voting process that may not be adequately mitigated by voting in accordance with the predetermined Voting Guidelines, CMA's policy is to invoke one or more of the following conflict management procedures:

     1. Convene the Proxy Committee for the purpose of voting the affected proxies in a manner that is free of the conflict.

     2. Causing the proxies to be voted in accordance with the recommendations of a qualified, independent third party, which may include CMA's proxy voting agent.

     3. In unusual cases, with the Client's consent and upon ample notice, forwarding the proxies to CMA's clients so that they may vote the proxies directly.


IV. VOTING GUIDELINES

A. THE PROXY COMMITTEE HAS ADOPTED THE FOLLOWING GUIDELINES FOR VOTING PROXIES:

1. Matters Relating to the Board of Directors/Corporate Governance
   ---------------------------------------------------------------

CMA generally will vote FOR:

     o Proposals for the election of directors or for an increase or decrease in the number of directors, provided that no more than one-third of the Board of Directors would, presently or at any time during the previous three-year period, be from management.


         However, CMA generally will WITHHOLD votes from pertinent director nominees if:

            (i) the board as proposed to be constituted would have more than one-third of its members from management;

            (ii) the board does not have audit, nominating, and compensation committees composed solely of directors who qualify as being regarded as "independent," i.e. having no material relationship, directly or indirectly, with the Company, as CMA's proxy voting agent may determine (subject to the Proxy Committee's contrary determination of independence or non-independence);

            (iii) the nominee, as a member of the audit committee, permitted the company to incur excessive non-audit fees (as defined below regarding other business matters -- ratification of the appointment of auditors);

            (iv)  a director serves on more than six public company boards;

            (v) the CEO serves on more than two public company boards other than the company's board.

         On a CASE-BY-CASE basis, CMA may WITHHOLD votes for a director nominee who has failed to observe good corporate governance practices or, through specific corporate action or inaction (e.g. failing to implement policies for which a majority of shareholders has previously cast votes in favor), has demonstrated a disregard for the interests of shareholders.

     o Proposals requesting that the board audit, compensation and/or nominating committee be composed solely of independent directors. The Audit Committee must satisfy the independence and experience requirements established by the Securities and Exchange Commission ("SEC") and the New York Stock Exchange, or appropriate local requirements for foreign securities. At least one member of the Audit Committee must qualify as a "financial expert" in accordance with SEC rules.

     o Proposals to declassify a board, absent special circumstances that would indicate that shareholder interests are better served by a classified board structure.

CMA generally will vote FOR:

     o Proposals to create or eliminate positions or titles for senior management. CMA generally prefers that the role of Chairman of the Board and CEO be held by different persons unless there are compelling reasons to vote AGAINST a proposal to separate these positions, such as the existence of a counter-balancing governance structure that includes at least the following elements in addition to applicable listing standards:
            o  Established governance standards and guidelines.
            o Full board composed of not less than two-thirds "independent" directors, as defined by applicable regulatory and listing standards.
            o Compensation, as well as audit and nominating (or corporate governance) committees composed entirely of independent directors.
            o A designated or rotating presiding independent director appointed by and from the independent directors with the authority and responsibility to call and preside at regularly and, as necessary, specially scheduled meetings of the independent directors to be conducted, unless the participating independent directors otherwise wish, in executive session with no members of management present.
            o Disclosed processes for communicating with any individual director, the presiding independent director (or, alternatively, all of the independent directors, as a group) and the entire board of directors, as a group.
            o The pertinent class of the Company's voting securities has out-performed, on a three-year basis, both an appropriate peer group and benchmark index, as indicated in the performance summary table of the Company's proxy materials. This requirement shall not apply if there has been a change in the Chairman/CEO position within the three-year period.

     o Proposals that grant or restore shareholder ability to remove directors with or without cause.

     o Proposals to permit shareholders to elect directors to fill board vacancies.

     o Proposals that encourage directors to own a minimum amount of company stock.

     o   Proposals to provide or to restore shareholder appraisal rights.

     o   Proposals to adopt cumulative voting.

     o   Proposals for the company to adopt confidential voting.


CMA generally will vote AGAINST:

     o Proposals to classify boards, absent special circumstances indicating that shareholder interests would be better served by a classified board structure.

     o Proposals that give management the ability to alter the size of the board without shareholder approval.

     o Proposals that provide directors may be removed only by supermajority vote.

     o   Proposals to eliminate cumulative voting.

     o Proposals which allow more than one vote per share in the election of directors.

     o Proposals that provide that only continuing directors may elect replacements to fill board vacancies.

     o Proposals that mandate a minimum amount of company stock that directors must own.

     o   Proposals to limit the tenure of non-management directors.


CMA will vote on a CASE-BY-CASE basis in contested elections of directors.

CMA generally will vote on a CASE-BY-CASE basis on board approved proposals relating to corporate governance. Such proposals include, but are not limited to:

     o Director and officer indemnification and liability protection. CMA is opposed to entirely eliminating directors' and officers' liability for monetary damages for violating the duty of care. CMA is also opposed to expanding coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. CMA supports proposals which provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (i) the director was found to have acted in good faith and in a manner that he/she reasonably believed was in the best interests of the company, AND (ii) if the director's legal expenses would be covered.

     o Reimbursement of proxy solicitation expenses taking into consideration whether or not CMA was in favor of the dissidents.

     o Proxy contest advance notice. CMA generally will vote FOR proposals that allow shareholders to submit proposals as close to the meeting date as possible while allowing for sufficient time for Company response, SEC review, and analysis by other shareholders.


2. Compensation
---------------

CMA generally will vote FOR management sponsored compensation plans (such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans or thrift plans) if they are consistent with industry and country standards. However, CMA generally is opposed to compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features. Specifically, for equity-based plans, if the proposed number of shares authorized for option programs (excluding authorized shares for expired options) exceeds an average of 10% of the currently outstanding shares over the previous three years or an average of 3% over the previous three years for directors only, the proposal should be referred to the Proxy Committee. The Committee will then consider the circumstances surrounding the issue and vote in the best interest of CMA's clients. CMA requires that management provide substantial justification for the repricing of options.

CMA generally will vote FOR:

     o Proposals requiring that executive severance arrangements be submitted for shareholder ratification.

     o   Proposals asking a company to expense stock options.

     o   Proposals to put option repricings to a shareholder vote.

     o Employee stock purchase plans that have the following features: (i) the shares purchased under the plan are acquired for no less than 85% of their market value, (ii) the offering period under the plan is 27 months or less, and (iii) dilution is 10% or less.


CMA generally will vote AGAINST:

     o Stock option plans that permit issuance of options with an exercise price below the stock's current market price, or that permit replacing or repricing of out-of-the money options.
     o Proposals to authorize the replacement or repricing of out-of-the money options.


CMA will vote on a CASE-BY-CASE basis proposals regarding approval of specific executive severance arrangements.


3. Capitalization
-----------------

CMA generally will vote FOR:

     o Proposals to increase the authorized shares for stock dividends, stock splits (and reverse stock splits) or general issuance, unless proposed as an anti-takeover measure or the proposal increases the authorization by more than 30% without a clear need presented by the company. Proposals for reverse stock splits should include an overall reduction in authorization.

         For companies recognizing preemptive rights for existing shareholders, CMA generally will vote FOR general issuance proposals that increase the authorized shares by more than 30%. CMA will vote on a CASE-BY-CASE basis all such proposals by companies that do not recognize preemptive rights for existing shareholders.

o Proposals for the elimination of authorized but unissued shares or retirement of those shares purchased for sinking fund or treasury stock.

o Proposals to institute/renew open market share repurchase plans in which all shareholders may participate on equal terms.

o Proposals to reduce or change the par value of common stock, provided the number of shares is also changed in order to keep the capital unchanged.


4. Mergers, Restructurings and Other Transactions
   ----------------------------------------------

CMA will review, on a CASE-BY-CASE basis, business transactions such as mergers, acquisitions, reorganizations, liquidations, spinoffs, buyouts and sale of all or substantially all of a company's assets.

5. Anti-Takeover Measures
   ----------------------

CMA generally will vote AGAINST proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint. With respect to the following measures, CMA generally will vote as follows:

Poison Pills

     o CMA votes FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

     o CMA generally votes FOR shareholder proposals to eliminate a poison pill.

     o CMA generally votes AGAINST management proposals to ratify a poison pill.


Greenmail

     o CMA will vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or to otherwise restrict a company's ability to make greenmail payments.


Supermajority vote

     o CMA will vote AGAINST board-approved proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock, the creation of a separate class of stock with disparate voting rights and charter amendments adopting control share acquisition provisions.


Control Share Acquisition Provisions

     o CMA will vote FOR proposals to opt out of control share acquisition statutes.


6. Other Business Matters
   ----------------------

CMA generally will vote FOR:

     o Proposals to approve routine business matters such as changing the company's name and procedural matters relating to the shareholder meeting such as approving the minutes of a prior meeting.

     o Proposals to ratify the appointment of auditors, unless any of the following apply in which case CMA will generally vote AGAINST the proposal:

            o  Credible reason exists to question:
                  |X| The auditor's independence, as determined by applicable regulatory requirements.
                  |X| The accuracy or reliability of the auditor's opinion as to the company's financial position.
            o Fees paid to the auditor or its affiliates for "non-audit" services were excessive, i.e., in excess of the total fees paid for "audit," "audit-related" and "tax compliance" and/or "tax return preparation" services, as disclosed in the company's proxy materials.

     o Bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).

     o Proposals to approve the annual reports and accounts provided the certifications required by the Sarbanes Oxley Act of 2002 have been provided.


CMA generally will vote AGAINST:

     o Proposals to eliminate the right of shareholders to act by written consent or call special meetings.

     o Proposals providing management with authority to adjourn an annual or special shareholder meeting absent compelling reasons, or to adopt, amend or repeal bylaws without shareholder approval, or to vote unmarked proxies in favor of management.

     o Shareholder proposals to change the date, time or location of the company's annual meeting of shareholders.


CMA will vote AGAINST:

     o Authorization to transact other unidentified substantive (as opposed to procedural) business at a meeting.


CMA will vote on a CASE-BY-CASE basis:

         o Proposals to change the location of the company's state of incorporation. CMA considers whether financial benefits (e.g., reduced fees or taxes) likely to accrue to the company as a result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights.

         o Proposals on whether and how to vote on "bundled" or otherwise conditioned proposals, depending on the overall economic effects upon shareholders.

CMA generally will ABSTAIN from voting on shareholder proposals predominantly involving social, socio-economic, environmental, political or other similar matters on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. CMA may, on a CASE-BY-CASE basis, vote:

         o FOR proposals seeking inquiry and reporting with respect to, rather than cessation or affirmative implementation of, specific policies where the pertinent issue warrants separate communication to shareholders; and

         o FOR or AGAINST the latter sort of proposal in light of the relative benefits and detriments (e.g. distraction, costs, other burdens) to share value which may be expected to flow from passage of the proposal.

7. Investment Company Matters
   --------------------------

Election of Directors:

CMA will vote on a CASE-BY-CASE basis proposals for the election of directors, considering the following factors:
     o   Board structure
     o   Attendance at board and committee meetings.

CMA will WITHHOLD votes from directors who:

     o Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.
     o Ignore a shareholder proposal that is approved by a majority of shares outstanding;
     o Ignore a shareholder proposal this is approved by a majority of the votes cast for two consecutive years;
     o   Are interested directors and sit on the audit or nominating committee;
         or
     o Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Proxy Contests:

CMA will vote on a CASE-BY-CASE basis proposals for proxy contests, considering the following factors:
     o   Past performance relative to its peers
     o   Market in which fund invests
     o Measures taken by the board to address the pertinent issues (e.g., closed-end fund share market value discount to NAV)
     o Past shareholder activism, board activity and votes on related proposals
     o   Strategy of the incumbents versus the dissidents
     o   Independence of incumbent directors; director nominees
     o   Experience and skills of director nominees
     o   Governance profile of the company
     o   Evidence of management entrenchment


Converting Closed-end Fund to Open-end Fund:

CMA will vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:
     o   Past performance as a closed-end fund
     o   Market in which the fund invests
     o   Measures taken by the board to address the discount
     o Past shareholder activism, board activity, and votes on related proposals.


Investment Advisory Agreements:

CMA will vote investment advisory agreements on a CASE-BY-CASE basis, considering the following factors:
     o   Proposed and current fee schedules
     o   Fund category/investment objective
     o   Performance benchmarks
     o   Share price performance as compared with peers
     o   Resulting fees relative to peers
     o   Assignments (where the adviser undergoes a change of control)


Approving New Classes or Series of Shares:

CMA will vote FOR the establishment of new classes or series of shares.


Preferred Stock Proposals:

CMA will vote on a CASE-BY-CASE basis proposals for the authorization for or increase in the referred shares, considering the following factors:
     o   Stated specific financing purpose
     o   Possible dilution for common shares
     o   Whether the shares can be used for antitakover purposes

Policies Addressed by the Investment Company Act of 1940 ("1940 Act"):

CMA will vote proposals regarding adoption or changes of policies addressed by the 1940 Act on a CASE-BY-CASE basis, considering the following factors:
     o   Potential competitiveness
     o   Regulatory developments
     o   Current and potential returns
     o   Current and potential risk
CMA generally will vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with current SEC interpretations.


Changing a Fundamental Restriction to a Non-fundamental Restriction:

CMA will vote on a CASE-BY-CASE basis proposals to change a fundamental restriction to a nonfundamental restriction, considering the following factors:
     o   Fund's target investments
     o   Reasons given by the fund for the change
     o   Projected impact of the change on the portfolio


Change Fundamental Investment Objective to Non-fundamental:

CMA will vote AGAINST proposals to change a fund's investment objective from fundamental to non-fundamental unless management acknowledges meaningful limitations upon its future requested ability to change the objective


Name Change Proposals:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund's name, considering the following factors:
     o   Political/economic changes in the target market
     o   Consolidation in the target market
     o   Current asset composition


Change in Fund's Subclassification:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund's subclassification, considering the following factors:
     o   Potential competitiveness
     o   Current and potential returns
     o   Risk of concentration
     o   Consolidation in target industry


Disposition of Assets/Termination/Liquidation:

CMA will vote on a CASE-BY-CASE basis these proposals, considering the following factors:
     o   Strategies employed to salvage the company
     o   Past performance of the fund
     o   Terms of the liquidation


Changes to the Charter Document:

CMA will vote on a CASE-BY-CASE basis proposals to change the charter document, considering the following factors:
     o   The degree of change implied by the proposal

     o   The efficiencies that could result
     o   The state of incorporation; net effect on shareholder rights
     o   Regulatory standards and implications

CMA will vote FOR:
     o Proposals allowing the Board to impose, without shareholder approval, fees payable upon redemption of fund shares, provided imposition of such fees is likely to benefit long-term fund investors (e.g., by deterring market timing activity by other fund investors)
     o Proposals enabling the Board to amend, without shareholder approval, the fund's management agreement(s) with its investment adviser(s) or sub-advisers, provided the amendment is not required by applicable law (including the Investment Company Act of 1940) or interpretations thereunder to require such approval

CMA will vote AGAINST:
     o   Proposals enabling the Board to:
         o  Change, without shareholder approval the domicile of the fund
         o Adopt, without shareholder approval, material amendments of the fund's declaration of trust or other organizational document

Changing the Domicile of a Fund:

CMA will vote on a CASE-BY-CASE basis proposals to reincorporate, considering the following factors:
     o   Regulations of both states
     o   Required fundamental policies of both states
     o   The increased flexibility available

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder
Approval:

CMA will vote FOR proposals to enable the Board or Investment Adviser to hire and terminate sub-advisers, without shareholder approval, in accordance with applicable rules or exemptive orders under the Investment Company Act of 1940

Distribution Agreements:

CMA will vote these proposals on a CASE-BY-CASE basis, considering the following factors:
     o   Fees charged to comparably sized funds with similar objectives
     o   The proposed distributor's reputation and past performance
     o   The competitiveness of the fund in the industry
     o   Terms of the agreement


Master-Feeder Structure:

CMA will vote FOR the establishment of a master-feeder structure.


Mergers:

CMA will vote merger proposals on a CASE-BY-CASE basis, considering the following factors:
     o   Resulting fee structure
     o   Performance of both funds
     o   Continuity of management personnel
     o   Changes in corporate governance and their impact on shareholder rights


Shareholder Proposals to Establish Director Ownership Requirement:

CMA will generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While CMA favors stockownership on the part of directors, the company should determine the appropriate ownership requirement.

Shareholder Proposals to Reimburse Shareholder for Expenses Incurred:

CMA will vote on a CASE-BY-CASE basis proposals to reimburse proxy solicitation expenses.

Shareholder Proposals to Terminate the Investment Adviser:

CMA will vote on a CASE-BY-CASE basis proposals to terminate the investment adviser, considering the following factors:
     o   Performance of the fund's NAV
     o   The fund's history of shareholder relations
     o   The performance of other funds under the adviser's management


8. Alternative Investment Group ("AIG") Matters

The AIG Proxy Sub-Committee generally will vote in accordance with the guidelines set forth in this policy. With respect to matters that are not addressed by the guidelines, the AIG Proxy Sub-Committee will vote each such matter on a CASE-BY-CASE basis.
            -------------------

B. ABILITY TO VOTE PROXIES OTHER THAN AS PROVIDED IN A ABOVE.

A Portfolio Manager, sub-adviser or other party involved with a client's account may conclude that the best interest of the firm's client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined proxy Voting Guidelines stated in Section IV.A. In this situation, he or she shall request that the Proxy Committee consider voting the proxy other than according such Guidelines. If any person, group,or entity requests the Proxy Committee (or any of its members) vote a proxy other than according to the predetermined Voting Guidelines, that person shall furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person's, group's, or entity's relationship, if any, with the parties proposing and/or opposing the matter's adoption.

C. PROPOSALS REQUIRING SPECIAL CONSIDERATION

The following proposals require special, individual consideration. The Proxy Committee will determine how proxies related to all such proposals will be voted.

                  1. NEW PROPOSALS. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Proxy Committee will develop a Voting Guideline which will be incorporated into this Policy.

                  2. ACCOUNTS ADHERING TO TAFT HARTLEY PRINCIPLES. All proposals for these accounts shall be voted according to the Taft Hartley Guidelines developed by Institutional Shareholder Services, Inc. ("ISS").

                  3. ACCOUNTS ADHERING TO SOCIALLY RESPONSIBLE PRINCIPLES. All proposals for these accounts shall be voted according to the Socially Responsible Guidelines developed by ISS or as specified by the client.

                  4. PROXIES OF INTERNATIONAL ISSUERS WHICH BLOCK SECURITIES SALES BETWEEN THE TIME A SHAREHOLDER SUBMITS A PROXY AND THE VOTE. Proposals for these securities shall be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with the Voting Guidelines set forth in this Policy.

                  5. PROXIES OF INVESTMENT COMPANY SHARES. Proposals on issues other than those specified in Section IV.A.

                  6. EXECUTIVE/DIRECTOR COMPENSATION. Except as provided in
                  Section IV.A, proposals relating to compensation of any executive or director will be voted as recommended by ISS or as otherwise directed by the Proxy Committee.

                  7. PREEMPTIVE RIGHTS. Proposals to create or eliminate shareholder preemptive rights. In evaluating these proposals the Proxy Committee will consider the size of the company and the nature of its shareholder base.

V. VOTING PROCEDURES

The Proxy Committee has developed the following procedures to aid the voting of proxies according to the Voting Guidelines set forth in Section IV above. The Proxy Committee may revise these procedures from time to time, as it deems necessary or appropriate to effect the purposes of this Policy.

     o CMA shall use an independent, third-party vendor (currently Institutional Shareholder Services ("ISS")), to implement its proxy voting process as CMAs proxy voting agent. This retention is subject to CMA continuously assessing the vendor's independence from CMA and its affiliates, and the vendor's ability to perform its responsibilities (and, especially, its responsibility to vote client proxies in accordance with CMA's proxy voting guidelines) free of any actual, potential or apparent material conflicts of interests that may arise between the interests of the vendor, its affiliates, the vendor's other clients and the owners, officers or employees of any such firm, on the one hand, and CMA's clients, on the other hand. As means of performing this assessment, CMA will require various reports and notices from the vendor, as well as periodic audits of the vendor's voting record and other due diligence.

     o ISS shall provide proxy analysis and record keeping services in addition to voting proxies on behalf of CMA in accordance with this Policy.

     o On a daily basis CMA shall send to ISS a holdings file detailing each equity holding held in all accounts over which CMA has voting authority. Information regarding equity holdings for international portfolio shall be sent weekly.

     o ISS shall receive proxy material information from Proxy Edge or the custodian bank for the account. This shall include issues to be voted upon, together with a breakdown of holdings for CMA accounts. ISS shall then reconcile information it receives from CMA with that it has received from Proxy Edge and custodian banks. Any discrepancies shall be promptly noted and resolved by ISS, with notice to CMA.

     o Whenever a vote is solicited, ISS shall execute the vote according to CMA's Voting Guidelines previously delivered by CMA to ISS as set forth in Section IV.A.

         o If ISS is not sure how to vote a particular proxy, then ISS will issue a request for voting instructions to CMA over a secure website. CMA personnel shall check this website regularly. The request shall be accompanied by a recommended vote. The recommended vote shall be based upon CMA's understanding of the Voting Guidelines previously delivered to ISS. CMA shall promptly provide ISS with any amendments or modifications to the Voting Guidelines if necessary. CMA shall return a final instruction to vote to ISS, which ISS shall record with Proxy Edge or the custodian bank as our agent.

     o Each time that ISS shall send CMA a request to vote the request shall be accompanied by the recommended vote determined in accordance with CMA's Voting Guidelines. ISS shall vote as indicated in the request unless the client has reserved discretion, the Proxy Committee determines that the best interest of clients requires another vote or the proposal is a matter as to which the Proxy Committee affords special, individual consideration under Section IV.C. In such situations ISS shall vote based on the direction of the client or the Proxy Committee, as the case may be. The interests of CMA's Taft Hartley or Socially Responsible clients may impact a proposal that normally should be voted in a certain way. ISS shall inform CMA of all proposals having impact on its Taft Hartley and or Socially Responsible clients. The Proxy Voting Committee shall be consulted before a vote is placed in cases where Taft Hartley or Socially Responsible issues are presented.

     o ISS shall have procedures in place to ensure that a vote is cast on every security holding maintained by CMA on which a vote is solicited unless otherwise directed by the Proxy Committee. On a yearly basis, or as required by our clients CMA shall receive a report from ISS detailing CMA's voting for the previous period.


VI. AVAILABILITY OF PROXY POLICY AND VOTING RECORD

A summary disclosure regarding the provisions of this Policy is available in CMA's Form ADV. Upon receipt of a Client's request for more information, CMA will provide to the Client a copy of this Policy and/or how CMA voted proxies for the Client pursuant to this Policy for up to a one-year period.



--------------------------------------------------------------------------------
TESTING AND MONITORING:                               NOT APPLICABLE
--------------------------------------------------------------------------------
PERTINENT REGULATION/ COMPLIANCE:
--------------------------------------------------------------------------------
CROSS REFERENCES:
--------------------------------------------------------------------------------

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not yet applicable.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2)   Certifications  pursuant to  Rule 30a-2(a)  under the 1940 Act and
              Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) Columbia Management Multi-Strategy Hedge Fund, LLC
            ----------------------------------------------------------------

By (Signature and Title)*  /s/ Lawrence R. Morgenthal
                         ---------------------------------------------------
                          Lawrence R. Morgenthal, President
                          (principal executive officer)

Date              June 6, 2005
    ------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ Lawrence R. Morgenthal
                         ---------------------------------------------------
                           Lawrence R. Morgenthal, President
                           (principal executive officer)

Date              June 6, 2005
    ------------------------------------------------------------------------


By (Signature and Title)*  /s/ Eric Pisauro
                         ---------------------------------------------------
                           Eric Pisauro, Treasurer
                           (principal financial officer)

Date              June 3, 2005
    ------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.